UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 295 Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Compensatory Arrangements of Certain Officers.

On August 26, 2021, the Compensation Committee of the Board of Directors approved the Velocity Financial 2021 Annual Incentive Program for the following named executive officers to introduce performance-based components to their annual cash bonuses:

Executive:Title:

Christopher D. Farrar Chief Executive Officer

Mark R. Szczepaniak Chief Financial Officer

Jeffrey T. Taylor Executive Vice President, Capital Markets

Performance-based Bonus

The Compensation Committee approved Adjusted Pre-Tax Operating Income for the year ending December 31, 2021 as the performance metric for determining performance-based bonus opportunities.

Based on year-end Adjusted Pre-Tax Operating Income, the participating executive officers are eligible to receive the following performance-based bonus opportunities:

Christopher D. Farrar $0 - $700,000

Mark R. Szczepaniak $0 - $300,000

Jeffrey T. Taylor $0 - $240,000

If Velocity's Adjusted Pre-Tax Operating Income is less than the Compensation Committee approved threshold, Messrs. Farrar, Szczepaniak and Taylor will not receive any performance-based bonus.  If Velocity's Adjusted Pre-Tax Operating Income equals the approved threshold, Messrs. Farrar, Szczepaniak and Taylor will be eligible to receive a performance-based bonus equal to $175,000, $75,000 and $60,000, respectively.  If Adjusted Pre-Tax Operating Income equals the approved target, Messrs. Farrar, Szczepaniak and Taylor will be eligible to receive a performance-based bonus equal to $350,000, $150,000 and $120,000, respectively.  If Adjusted Pre-Tax Operating Income equals the approved maximum, Messrs. Farrar, Szczepaniak and Taylor will be eligible to receive a performance-based bonus equal to $700,000, $300,000 and $240,000, respectively.  If actual 2021 Adjusted Pre-Tax Operating Income falls between the approved threshold and target or target and maximum, the executives will be eligible to receive a performance-based bonus based on straight line interpolation between such points.

Individual Performance-based Bonus

Each executive will also be eligible to receive an individual performance-based bonus based on an assessment of such executive's performance relating to the following criteria:

•Asset quality and overall corporate risk management

•Leadership and decision making

•Velocity’s strategic initiatives

•Inter department cooperation and team building

•Completion of special projects

Based on such assessments, the participating executive officers are eligible to receive the following individual performance-based bonus opportunities:

Christopher D. Farrar $0 - $700,000

Mark R. Szczepaniak $0 - $300,000

Jeffrey T. Taylor $0 - $240,000

The Compensation Committee reserved the discretion to reduce the annual cash bonuses under the program.  All awards under the program will be subject to Compensation Committee approval following year-end 2021.

Item 9.01  Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Velocity Financial, Inc.

Date: August 27, 2021	/s/ Roland T. Kelly
Roland T. Kelly
Chief Legal Officer and General Counsel

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